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                                                                   EXHIBIT 10.66



                                                   225 High Ridge Road
                                                   Stamford, Connecticut  06905
[ITDS Logo]
International
Telecommunication                                  203/329/3300 Telephone
Data Systems                                       203/323/1314  FAX


                                            December 16, 1997


Mr. Bob Stapleton                           VIA FAX @ 1-425-313-7731
President
Western Wireless Corporation
2001 NW Sammamish Road, #100
Issaquah, WA  98027

Dear Bob:

        Thank you for your letter that I received this morning dated December 15, 1997. The following is my understanding of the agreement between Western Wireless Corporation ("WWC") and ITDS Intelicom Services, Inc. ("ITDS") to provide products and services pursuant to the Software License, Maintenance and Subscriber Billing Services Agreement and First Amendment thereto (collectively, the "Agreement") between WWC and ITDS.

        1.*

        2.*

        3. ITDS represents and warrants that any billing system to which WWC converts will be at least as functional as the TRIS product at the time of the conversion.

        4. WWC commits to providing its input to ITDS to assist in the design of ITDS's next generation billing and customer care systems.

        5. The Agreement between CSC and WWC will continue to apply, except to the extent any provision therein is inconsistent with the terms of this letter.

                                            Very truly yours,

                                            ITDS INTELICOM SERVICES, INC.

                                            s/ Lewis D. Bakes

                                            Lewis D. Bakes
                                            COO
AGREED AND ACCEPTED THIS



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* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.



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Mr. Bob Stapleton
December 16, 1997
Page 2


_18th_ DAY OF DECEMBER, 1997;

WESTERN WIRELESS CORPORATION


By      /s/ Bob Stapleton
        Bob Stapleton
        President